John Hancock Advisers, LLC John Hancock Investment Management Services, LLC 601 Congress Street Boston, MA 02210

September 16, 2015

To the Trustees of:

John Hancock Funds II

601 Congress Street

Boston, MA 02210

Re:      Amended and Restated Expense Limitation Agreement and Voluntary Expense Limitation Notice

With reference to the Amended and Restated Advisory Agreement dated September 26, 2008, entered into by and between John Hancock Investment Management Services, LLC (”JHIMS”) and John Hancock Funds II (the “Trust”), as amended, and the Advisory Agreements dated December 18, 2013 and January 1, 2014 entered into by and between John Hancock Advisers, LLC (collectively with JHIMS, the “Adviser”) and the Trust, as amended, on behalf of each series of the Trust (each, a “Fund” and collectively, the “Funds”), we hereby notify you as follows:

1. The Adviser agrees to waive its management fee for each Fund or, to the extent necessary, bear other expenses, as set forth in the Appendix attached hereto. As noted in the Appendix, certain waivers are voluntary and may be terminated at any time by the Adviser upon notice to the Trust.

2. We understand and intend that you will rely on this undertaking in overseeing the preparation and filing of Post-effective Amendments to the Registration Statement on Form N-1A for the Trust and the Funds with the Securities and Exchange Commission and in accruing each Fund’s expenses for purposes of calculating its net asset value per share and for other purposes permitted under Form N-1A and/or the Investment Company Act of 1940, as amended, and we expressly permit you so to rely.

Very truly yours,

JOHN HANCOCK ADVISERS, LLC		ACCEPTED BY:
JOHN HANCOCK INVESTMENT MANAGEMENT
SERVICES, LLC		JOHN HANCOCK FUNDS II

By:	/s/ Jeffrey H. Long	By:	/s/ Charles A. Rizzo
	Name: Jeffrey H. Long		Name: Charles A. Rizzo
	Title: Chief Financial Officer		Title: Chief Financial Officer

APPENDIX A

Fund Level Contractual Expense Limitations

-- The Adviser contractually agrees to reduce its management fee for each Fund listed below, or if necessary make payment to the Fund, in an amount equal to the amount by which the “ Other Expenses” of the Fund exceed the percentage of average annual net assets (on an annualized basis) of the Fund set forth below. “Other Expenses” means the expenses of the Fund, excluding (a) advisory fees (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (f) class specific expenses (g) underlying fund expenses (“acquired fund fees”) and (h) short dividend expense.

For the following Funds the current expense limitation agreement expires on December 31, 2016 (April 30, 2016 in the case of Lifestyle Aggressive Portfolio, Lifestyle Balanced Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, and Lifestyle Conservative Portfolio, and November 30, 2016 in the case of Fundamental All Cap Core Fund), unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Asia Pacific Total Return Bond Fund	0.15%
Retirement Living through 2010 Portfolio	0.05%
Retirement Living through 2015 Portfolio	0.05%
Retirement Living through 2020 Portfolio	0.05%
Retirement Living through 2025 Portfolio	0.05%
Retirement Living through 2030 Portfolio	0.05%
Retirement Living through 2035 Portfolio	0.05%
Retirement Living through 2040 Portfolio	0.05%
Retirement Living through 2045 Portfolio	0.05%
Retirement Living through 2050 Portfolio	0.05%
Retirement Living through 2055 Portfolio	0.05%
Retirement Choices at 2055 Portfolio	0.05%
Retirement Choices at 2050 Portfolio	0.05%
Retirement Choices at 2045 Portfolio	0.05%
Retirement Choices at 2040 Portfolio	0.05%
Retirement Choices at 2035 Portfolio	0.05%
Retirement Choices at 2030 Portfolio	0.05%
Retirement Choices at 2025 Portfolio	0.05%
Retirement Choices at 2020 Portfolio	0.05%
Retirement Choices at 2015 Portfolio	0.05%
Retirement Choices at 2010 Portfolio	0.05%
Retirement Living through II 2010 Portfolio	0.05%
Retirement Living through II 2015 Portfolio	0.05%
Retirement Living through II 2020 Portfolio	0.05%
Retirement Living through II 2025 Portfolio	0.05%
Retirement Living through II 2030 Portfolio	0.05%
Retirement Living through II 2035 Portfolio	0.05%
Retirement Living through II 2040 Portfolio	0.05%
Retirement Living through II 2045 Portfolio	0.05%

Retirement Living through II 2050 Portfolio	0.05%
Retirement Living through II 2055 Portfolio	0.05%
Lifestyle Aggressive Portfolio	0.05%
Lifestyle Growth Portfolio	0.05%
Lifestyle Balanced Portfolio	0.05%
Lifestyle Moderate Portfolio	0.05%
Lifestyle Conservative Portfolio	0.05%
Lifestyle II Aggressive Portfolio	0.05%
Lifestyle II Growth Portfolio	0.05%
Lifestyle II Balanced Portfolio	0.05%
Lifestyle II Moderate Portfolio	0.05%
Lifestyle II Conservative Portfolio	0.05%
Income Allocation Fund	0.04%
Fundamental All Cap Core Fund	0.20%

Special Fund Level Contractual Expense Limitations

The Adviser contractually agrees to waive its advisory fees and/or reimburse certain Expenses including underlying fund expenses ("Acquired fund fees") to reduce the total annual fund operating expenses of the funds listed below. This expense limitation expires on December 31, 2016, unless renewed by mutual agreement of the funds listed below and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Fund
Retirement Living through 2010 Portfolio	0.26%
Retirement Living through 2015 Portfolio	0.24%
Retirement Living through 2020 Portfolio	0.22%
Retirement Living through 2025 Portfolio	0.20%
Retirement Living through 2030 Portfolio	0.20%
Retirement Living through 2035 Portfolio	0.20%
Retirement Living through 2040 Portfolio	0.20%
Retirement Living through 2045 Portfolio	0.20%
Retirement Living through 2050 Portfolio	0.20%
Retirement Living through 2055 Portfolio	0.20%

Fund
Retirement Living through II 2010 Portfolio	0.26%
Retirement Living through II 2015 Portfolio	0.24%
Retirement Living through II 2020 Portfolio	0.22%
Retirement Living through II 2025 Portfolio	0.20%
Retirement Living through II 2030 Portfolio	0.20%
Retirement Living through II 2035 Portfolio	0.20%
Retirement Living through II 2040 Portfolio	0.20%
Retirement Living through II 2045 Portfolio	0.20%
Retirement Living through II 2050 Portfolio	0.20%
Retirement Living through II 2055 Portfolio	0.20%

Fund
Retirement Choices at 2010 Portfolio	0.26%
Retirement Choices at 2015 Portfolio	0.24%
Retirement Choices at 2020 Portfolio	0.22%
Retirement Choices at 2025 Portfolio	0.20%
Retirement Choices at 2030 Portfolio	0.20%
Retirement Choices at 2035 Portfolio	0.20%
Retirement Choices at 2040 Portfolio	0.20%
Retirement Choices at 2045 Portfolio	0.20%
Retirement Choices at 2050 Portfolio	0.20%
Retirement Choices at 2055 Portfolio	0.20%

APPENDIX B

Class Specific Contractual Expense Limitations

For each Fund listed in the table below, the Adviser contractually agrees to waive and/or reimburse all class specific expenses for the share classes of the Fund listed in the table below, including Rule 12b-1 fees, transfer agency fees and service fees, shareholder servicing fees, and other class specific expenses (“Class Level Expenses”), to the extent they exceed the amount of average annual net assets (on an annualized basis) attributable to the class set forth in the table (the “Class Expense Waiver”).1

For purposes of implementing any total fund operating expense limitations set forth in the tables in Appendix D in addition to a Class Expense Waiver for the same share class, the Class Expense Waiver will be applied first and if following the application of the Class Expense Waiver to the extent that “Expenses” of the share class (as described in Appendix D) exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as set forth in the table in Appendix D (the “Class Total Operating Contractual Expense Limitation”), the Adviser contractually agrees to reduce its management fee or, if necessary, make payment to the class in an amount equal to the amount by which “Expenses” (as described in Appendix D) of the share class exceed the Class Total Operating Contractual Expense Limitation.

The current expense limitation agreements expire on the dates specified, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Fund	Class R6	Expiration Date of Expense Limit
Absolute Return Currency Fund[1]	0.00%	November 30, 2016
Emerging Markets Fund[1]	0.00%	December 31, 2016
Floating Rate Income Fund[1]	0.00%	December 31, 2016
Global Absolute Return Strategies Fund[1]	0.00%	November 30, 2016
Small Cap Value Fund[1]	0.00%	December 31, 2016
Strategic Income Opportunities Fund[1]	0.00%	December 31, 2016
Redwood Fund	0.00%	December 31, 2016

1 Effective December 1, 2014 for Global Absolute Return Strategies Fund and Absolute Return Currency Fund and effective January 1, 2015 for all other Funds footnoted in the table, blue-sky fees and printing and postage fees will be treated as fund level expenses in accordance with the Funds’ 18f-3 Plan. The Adviser will continue to waive blue-sky fees and printing and postage fees as part of the Class Expense Waivers until the expiration dates listed in the table“Blue-sky and Printing and Postage Fees waiver” in Appendix L. Effective December 1, 2014 for Global Absolute Return Strategies Fund and Absolute Return Currency Fund and effective January 1, 2015 for all other Funds footnoted in the table, for all other share classes of the Funds the Adviser will voluntarily waive all blue-sky fees and printing and postage fees until the Expiration Dates. See Appendix L.

B-1

Income Allocation Fund	0.00%	December 31, 2016
Emerging Markets Debt Fund	0.00%	December 31, 2016
Short Duration Credit Opportunities Fund	0.00%	November 30, 2016
New Opportunities Fund (formerly Small Cap Opportunities Fund)	0.00%	December 31, 2016
Global Equity Fund	0.00%	December 31, 2016
Fundamental Large Cap Value Fund	0.00%	November 30, 2016
Fundamental All Cap Core Fund	0.00%	November 30, 2016

B-2

APPENDIX C

Class Specific Voluntary Expense Limitations

For each Fund listed in the table below, the Adviser voluntarily agrees to waive and/or reimburse all class specific expenses for the share classes of the Fund listed in the table below, including Rule 12b-1 fees, transfer agency fees and service fees, shareholder servicing fees, and other class specific expenses (“Class Level Expenses”), to the extent they exceed the amount of average annual net assets (on an annualized basis) attributable to the class set forth in the table (the “Class Voluntary Expense Waiver”).

For purposes of implementing any total fund operating expense limitations set forth in the tables in Appendix E in addition to a Class Voluntary Expense Waiver for the same share class, the Class Voluntary Expense Waiver will be applied first and if following the application of the Class Voluntary Expense Waiver to the extent that “Expenses” of the share class (as described in Appendix E) exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as set forth in the table in Appendix E (the “Class Total Operating Voluntary Expense Limitation”), the Adviser agrees to reduce its management fee or, if necessary, make payment to the class in an amount equal to the amount by which “Expenses” (as described in Appendix E) of the share class exceed the Class Total Operating Voluntary Expense Limitation.

The Adviser may terminate these voluntary waivers at any time upon notice to the Trust.

Fund	Class	Effective Date of Expense Limit
N/A

C-1

APPENDIX D

Class Level Contractual Total Operating Expense Limitations

For each Fund listed in the table below, the Adviser contractually agrees to reduce its management fee or, if necessary, make payment to each of the following share classes of the Fund in an amount equal to the amount by which “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as outlined in the table below.

“Expenses” means all fund level and class specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) underlying fund expenses (“acquired fund fees”), (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and (f) short dividend expense. The current expense limitation agreements expire on the dates specified, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Fund	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class NAV	Expiration Date of Expense Limit (except as otherwise noted)
Absolute Return Currency Fund	N/A	N/A	2.25%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	November 30, 2015
Blue Chip Growth Fund	1.14%	N/A	1.89%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	December 31, 2016
Emerging Markets Debt Fund	1.35%	N/A	2.30%	1.04%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	December 31, 2015
Equity-Income Fund	1.14%	N/A	1.89%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	December 31, 2016
Fundamental All Cap Core Fund	1.30%	N/A	2.00%	0.94%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	November 30, 2015
Fundamental Large Cap Core Fund	1.30%	N/A	N/A	0.94%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	November 30, 2016

Fund	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class NAV	Expiration Date of Expense Limit (except as otherwise noted)
Fundamental Large Cap Value Fund	1.30%	N/A	2.00%	0.94%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	November 30, 2015
Global Absolute Return Strategies Fund	N/A	N/A	N/A	N/A	N/A	2.00%	N/A	N/A	N/A	N/A	N/A	November 30, 2015
Global Income Fund	1.30%	N/A	N/A	1.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	November 30, 2016
International Small Company Fund	1.63%	N/A	2.35%	1.23%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	December 31, 2015
Emerging Markets Fund	N/A	N/A	2.35%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	December 31, 2015
Floating Rate Income Fund	1.20%	1.95%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	December 31, 2015
Short Duration Credit Opportunities Fund	1.21%	N/A	2.00% (expires November 30, 2015)	0.90%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	November 30, 2016
Natural Resources Fund	1.58%	N/A	N/A	1.38%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	December 31, 2015
Spectrum Income Fund	1.12%	N/A	1.87%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	December 31, 2016
Strategic Income Opportunities Fund	1.15%	N/A	1.85%	N/A	N/A	1.20%	N/A	N/A	N/A	N/A	N/A	December 31, 2016
U.S. Equity Fund	1.35% (expires December 31, 2015)	N/A	2.05% (expires December 31, 2015)	0.89%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	December 31, 2016

Fund	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class NAV	Expiration Date of Expense Limit (except as otherwise noted)
New Opportunities Fund (formerly Small Cap Opportunities Fund)	1.44%	N/A	2.14%	1.13%	1.79%	1.54%	1.69%	1.29%	1.09%	N/A	N/A	December 31, 2016
Small Cap Value Fund	1.55%	N/A	N/A	1.25%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	December 31, 2016
Redwood Fund	1.70%	N/A	2.40%	1.40%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	December 31, 2015
Technical Opportunities Fund	N/A	N/A	2.50%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	November 30, 2015
Global Equity Fund	1.50%	N/A	N/A	1.20%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	December 31, 2015

APPENDIX E

Voluntary Total Operating Expense Limitations

For each Fund listed in the table below, the Adviser voluntarily agrees to reduce its management fee or, if necessary, make payment to each of the following share classes of the Fund in an amount equal to the amount by which “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as outlined in the table below.

“Expenses” means all fund level and class specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) underlying fund expenses (“acquired fund fees”), (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and (f) short dividend expense. The Adviser may terminate these voluntary waivers at any time upon notice to the Trust.

Fund	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class NAV	Effective Date of Expense Limit
Emerging Leaders Fund (formerly China Emerging Leaders Fund)	1.70%	N/A	N/A	1.37%	N/A	N/A	N/A	N/A	N/A	N/A	1.26%	December 19, 2013
Diversified Strategies Fund	1.70%	N/A	N/A	1.39%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	September 20, 2013

E-1

APPENDIX F

Fund Level Investment Management Fee Waivers

International Value Fund

Natural Resources Fund

New Opportunities Fund
(formerly Small Cap Opportunities Fund)

The Adviser contractually agrees to waive its management fee for each Fund in an amount equal to the amount by which the management fee retained by the Adviser after payment of the subadvisory fees for the Fund exceeds 0.45% as a percentage of average annual net assets (on an annualized basis) of the Fund. The current expense limitation agreement expires on December 31, 2016, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Strategic Equity Allocation Fund

The Adviser voluntarily agrees to waive its management fee for the Funds in an amount equal to the amount by which the management fee retained by the Adviser after payment of the subadvisory fees for the Fund exceeds 0.45% as a percentage of average annual net assets (on an annualized basis) of the Fund. The Adviser may terminate this voluntary waiver at any time upon notice to the Trust.

Strategic Income Opportunities Fund

Effective July 1, 2014, the Adviser contractually agrees to reduce its management fee (after giving effect to asset-based breakpoints) by 0.02% as a percentage of average annual net assets of the Fund. The current expense limitation agreement expires on December 31, 2016, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Income Allocation Fund

The Adviser contractually agrees to waive its management fee for the Fund so that the aggregate management fee retained by the Adviser with respect to both the Fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.45% of the Fund’s average annual net assets. The current expense limitation agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Total Return Fund

Effective January 1, 2015, the Adviser contractually agrees to reduce its management fee by 0.025% on aggregate net assets of the Fund and another fund that equal or exceed $3 billion. This expense limitation agreement expires on December 31, 2017, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

F-1

Retirement Living through 2010 Portfolio

Retirement Living through 2015 Portfolio

Retirement Living through 2020 Portfolio

Retirement Living through 2025 Portfolio

Retirement Living through 2030 Portfolio

Retirement Living through 2035 Portfolio

Retirement Living through 2040 Portfolio

Retirement Living through 2045 Portfolio

Retirement Living through 2050 Portfolio

Retirement Living through 2055 Portfolio

Effective February 18, 2015, the advisor has contractually agreed to waive its advisory fees and/or reduce expenses by 0.002% of each fund’s average net assets. This expense limitation agreement expires on December 31, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Lifestyle Aggressive Portfolio

Lifestyle Growth Portfolio

Lifestyle Balanced Portfolio

Lifestyle Moderate Portfolio

Lifestyle Conservative Portfolio

Effective February 18, 2015, the advisor has contractually agreed to waive its advisory fees and/or reduce expenses by 0.002% of each fund’s average net assets. This expense limitation agreement expires on April 30, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

F-2

APPENDIX G

Retirement Living Portfolios’ Class Only Expense Limitation Agreement

Retirement Living Portfolios

-- The Adviser contractually agrees to reduce its management fee or, if necessary, make payment to each of the following share classes of each of the Retirement Living Portfolios and Retirement Living II Portfolios set forth below in an amount equal to the amount by which the “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as set forth in the table below. “Expenses” means all expenses attributable to a class of shares, excluding fund level expenses such as (a) advisory fees, (b) underlying fund expenses (“acquired fund fees”), (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and (g) short dividend expense. This expense limitation agreement expires on December 31, 2016, except as may be noted in the table below, unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Portfolio	Class A	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class I
Retirement Living through 2055	0.50% (expires December 31, 2015)	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%	N/A
Retirement Living through 2050	0.50% (expires December 31, 2015)	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%	N/A
Retirement Living through 2045	0.50% (expires December 31, 2015)	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%	N/A
Retirement Living through 2040	0.50% (expires December 31, 2015)	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%	N/A
Retirement Living through 2035	0.50% (expires December 31, 2015)	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%	N/A
Retirement Living through 2030	0.50% (expires December 31, 2015)	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%	N/A

G-1

Portfolio	Class A	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class I
Retirement Living through 2025	0.50% (expires December 31, 2015)	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%	N/A
Retirement Living through 2020	0.50% (expires December 31, 2015)	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%	N/A
Retirement Living through 2015	0.50% (expires December 31, 2015)	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%	N/A
Retirement Living through 2010	0.50% (expires December 31, 2015)	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%	N/A

Portfolio	Class 1	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class I
Retirement Living through II 2055	N/A	N/A	0.50%	N/A	0.25%	N/A	0.00%	N/A
Retirement Living through II 2050	N/A	N/A	0.50%	N/A	0.25%	N/A	0.00%	N/A
Retirement Living through II 2045	N/A	N/A	0.50%	N/A	0.25%	N/A	0.00%	N/A
Retirement Living through II 2040	N/A	N/A	0.50%	N/A	0.25%	N/A	0.00%	N/A
Retirement Living through II 2035	N/A	N/A	0.50%	N/A	0.25%	N/A	0.00%	N/A
Retirement Living through II 2030	N/A	N/A	0.50%	N/A	0.25%	N/A	0.00%	N/A
Retirement Living through II 2025	N/A	N/A	0.50%	N/A	0.25%	N/A	0.00%	N/A
Retirement Living through II 2020	N/A	N/A	0.50%	N/A	0.25%	N/A	0.00%	N/A
Retirement Living through II 2015	N/A	N/A	0.50%	N/A	0.25%	N/A	0.00%	N/A
Retirement Living through II 2010	N/A	N/A	0.50%	N/A	0.25%	N/A	0.00%	N/A

G-2

APPENDIX H

Lifestyle Portfolios’ Class Only Expense Limitation Agreement

Lifestyle Portfolios

-- The Adviser contractually agrees to reduce its management fee or, if necessary, make payment to each of the following share classes of each of the five Lifestyle Portfolios in an amount equal to the amount by which the “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as follows:

Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
0.41%	N/A	N/A	0.11%	N/A	0.56%	N/A	N/A	N/A	0.00%

“Expenses” means all expenses attributable to a class of shares, excluding fund level expenses such as (a) advisory fees, (b) underlying fund expenses (“acquired fund fees”), (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and (g) short dividend expense. The current expense limitation agreement expires on April 30, 2016, unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Lifestyle II Portfolios

-- The Adviser contractually agrees to reduce its management fee or, if necessary, make payment to each of the following share classes of each of the five Lifestyle II Portfolios in an amount equal to the amount by which the “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as follows:

Class A	Class B	Class C	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.10%

“Expenses” means all expenses attributable to a class of shares, excluding fund level expenses such as (a) advisory fees, (b) underlying fund expenses (“acquired fund fees”), (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and (g) short dividend expense. The current expense limitation agreement expires on December 31, 2015 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

H-1

APPENDIX I

Retirement Choices Portfolios’ Class Only Expense Limitation Agreement

Retirement Choices at 2055 Portfolio

Retirement Choices at 2050 Portfolio

Retirement Choices at 2045 Portfolio

Retirement Choices at 2040 Portfolio

Retirement Choices at 2035 Portfolio

Retirement Choices at 2030 Portfolio

Retirement Choices at 2025 Portfolio

Retirement Choices at 2020 Portfolio

Retirement Choices at 2015 Portfolio

Retirement Choices at 2010 Portfolio

-- The Adviser contractually agrees to reduce its management fee or, if necessary, make payment to each of the following share classes of the Retirement Portfolios in an amount equal to the amount by which the “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as set forth in the table below. “Expenses” means all expenses attributable to a class of shares, excluding fund level expenses such as (a) advisory fees, (b) underlying fund expenses (“acquired fund fees”), (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and (g) short dividend expense. The current expense limitation agreement expires on December 31, 2016, unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Class R1	Class R2	Class R4	Class R6
0.75%	0.50%	0.25%	0.00%

I-1

APPENDIX J

Voluntary Advisor Waiver Agreement

T. Rowe Price Subadvised Funds

The Adviser has voluntarily agreed to reduce the management fee for each of the following funds subadvised by T. Rowe Price Associates, Inc. by the amount that the subadvisory fee is reduced for the fund by T. Rowe Price Associates, Inc. pursuant to the Amended and Restated Group Fee Waiver Agreement between John Hancock Investment Management Services, LLC and T. Rowe Price Associates, Inc. dated September 30, 2011.

Blue Chip Growth Fund

Capital Appreciation Value Fund

Equity-Income Fund

Health Sciences Fund

Mid Value Fund

Real Estate Equity Fund

Science & Technology Fund

Small Company Value Fund

Spectrum Income Fund

Deutsche Bank Subadvised Funds

Effective June 1, 2013, the Adviser has voluntarily agreed to reduce the management fee for each of the following funds subadvised by Deutsche Investment Management Americas Inc. (“Deutsche”) by the amount that the subadvisory fee for the fund is reduced by Deutsche pursuant to the Deutsche fee letter agreement dated May 13, 2013.

Global Real Estate Fund

Real Estate Securities Fund

This voluntary expense reimbursement will continue in effect until terminated at any time by the Adviser on notice to the Trust.

J-1

APPENDIX K

Alternative Asset Allocation Expense Limitation Agreement

Alternative Asset Allocation Fund

The Adviser contractually agrees to reduce its management fee for the Fund, or if necessary make payment to the Fund, in an amount equal to the amount by which the “Other Expenses” of the Fund exceed 0.04% as a percentage of average annual net assets (on an annualized basis) of the Fund. “Other Expenses” means all the expenses of the Fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (e) advisory fees, (f) class specific expenses (g) underlying fund expenses (“acquired fund fees”) and (h) short dividend expense. The current expense limitation agreement expires on December 31, 2016, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

The Adviser contractually agrees to reduce its management fee or, if necessary, make payment to each of the following share classes of the Fund in an amount equal to the amount by which the “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as set forth in the table below. “Expenses” means all expenses attributable to a class of shares, excluding fund level expenses such as (a) advisory fees, (b) underlying fund expenses (“acquired fund fees”), (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and (g) short dividend expense. This expense limitation agreement expires on December 31, 2016, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Class A	Class C	Class I	Class R2	Class R4	Class R6[2]
N/A	N/A	N/A	0.67%	0.42%	0.00%

The Adviser contractually agrees, effective January 1, 2015, to reduce its advisory fee that would be payable by the Fund by 0.05% of the Fund's average daily net assets up to $5 billion, and by 0.025% on average daily net assets of the Fund over $5 billion. This expense limitation agreement expires on December 31, 2016, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

2 Effective January 1, 2015 blue-sky fees and printing and postage fees will be treated as fund level expenses in accordance with the Funds’ 18f-3 Plan. The Adviser will continue to waive blue-sky fees and printing and postage fees as part of the Class Expense Waivers until December 31, 2015. Effective January 1, 2015 for all other share classes of the Fund the Adviser will voluntarily waive all blue-sky fees and printing and postage fees until December 31, 2015. See Appendix L.

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APPENDIX L

Voluntary Advisor Waiver Agreements

Lifestyle Portfolios

The Adviser voluntarily agrees to waive its advisory fee for each Lifestyle Portfolio (each a “Fund”) so that the aggregate advisory fee retained by the Adviser with respect to both the Fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.50% of the Fund’s first $7.5 billion of average annual net assets and 0.49% of the Fund’s average annual net assets in excess of $7.5 billion.   The Adviser may terminate this voluntary waiver at any time upon notice to the Trust.

Lifestyle II Portfolios

The Adviser voluntarily agrees to waive its advisory fee for each Lifestyle II Portfolio (each a “Fund”) so that the aggregate advisory fee retained by the Adviser with respect to both the Fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.50% of the Fund’s first $7.5 billion of average annual net assets and 0.49% of the Fund’s average annual net assets in excess of $7.5 billion.   The Adviser may terminate this voluntary waiver at any time upon notice to the Trust.

Retirement Living Portfolios

The Adviser voluntarily agrees to waive its advisory fee for each Retirement Living Portfolio (each a “Fund”) so that the aggregate advisory fee retained by the Adviser with respect to both the Fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the Fund’s first $7.5 billion of average annual net assets and 0.50% of the Fund’s average annual net assets in excess of $7.5 billion.  The Adviser may terminate this voluntary waiver at any time upon notice to the Trust.

Retirement Living II Portfolios

The Adviser voluntarily agrees to waive its advisory fee for each Retirement Living II Portfolio (each a “Fund”) so that the aggregate advisory fee retained by the Adviser with respect to both the Fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the Fund’s first $7.5 billion of average annual net assets and 0.50% of the Fund’s average annual net assets in excess of $7.5 billion.  The Adviser may terminate this voluntary waiver at any time upon notice to the Trust.

Retirement Choices Portfolios

The Adviser voluntarily agrees to waive its advisory fee for each Retirement Choices Portfolio (each a “Fund”) so that the aggregate advisory fee retained by the Adviser with respect to both the Fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the Fund’s first $7.5 billion of average annual net assets and 0.50% of the Fund’s average annual net assets in excess of $7.5 billion.  The Adviser may terminate this voluntary waiver at any time upon notice to the Trust.

Alternative Asset Allocation Fund

The Adviser voluntarily agrees to waive its advisory fee for the Fund so that the aggregate advisory fee retained by the Adviser with respect to both the Fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.60% of the Fund’s average annual net assets.  The Adviser may terminate this voluntary waiver at any time upon notice to the Fund.

Total Return Fund

Effective June 1, 2013, the Adviser voluntarily agrees to reduce its advisory fee that would be payable by the Total Return Fund (after giving effect to asset-based breakpoints) by 0.02% of the Total Return Fund's average daily net assets.  The Adviser may terminate this voluntary waiver at any time upon notice to the Total Return Fund.

Alpha Opportunities Fund

Effective June 1, 2013, the Adviser voluntarily agrees to reduce its advisory fee that would be payable by the Alpha Opportunities Fund (after giving effect to asset-based breakpoints) by 0.03% of the Alpha Opportunities Fund's average daily net assets.  The Adviser may terminate this voluntary waiver at any time upon notice to the Alpha Opportunities Fund.

Blue-sky and Printing and Postage Fees waiver

Effective December 1, 2014 for Global Absolute Return Strategies Fund and Absolute Return Currency Fund and effective January 1, 2015 for all other Funds in the table below, for all share classes of the Funds the Adviser will voluntarily waive (contractually for Class R6) all blue-sky fees and printing and postage fees until the Expiration Dates.

Fund	Expiration Date of Expense Limit
Absolute Return Currency Fund	November 30, 2015
Emerging Markets Fund	December 31, 2015
Floating Rate Income Fund	December 31, 2015
Global Absolute Return Strategies Fund	November 30, 2015
Alternative Asset Allocation Fund	December 31, 2015
Natural Resources Fund	December 31, 2015
Small Cap Value Fund	December 31, 2015
Strategic Income Opportunities Fund	December 31, 2015

Funds Listed in Attachment A

The Adviser voluntarily agrees to reduce its management fee for each Fund, or if necessary make payment to the Fund, in an amount equal to the amount by which the “Expenses” of the Fund exceed the percentage of average annual net assets (on an annualized basis) of the Fund listed in Attachment A. “Expenses” means all the expenses of the Fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (e) advisory fees, (f) class specific expenses (g) underlying fund expenses (“acquired fund fees”) and (h) short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the Adviser on notice to the Trust.

Attachment A

Platform	Fund	Fund Name	Cap %	Expiration Date
JHF II	2Y55	JHF II Absolute Return Currency Fund	0.150%	Voluntary
JHF II	2CZC	JHF II Active Bond Fund	0.150%	Voluntary
JHF II	2DBN	JHF II All Cap Core Fund	0.200%	Voluntary
JHF II	2CK2	JHF II Alpha Opportunities Fund	0.200%	Voluntary
JHF II	2CZY	JHF II Blue Chip Growth Fund	0.200%	Voluntary
JHF II	2CVA	JHF II Capital Appreciation Fund	0.200%	Voluntary
JHF II	2Y57	JHF II Capital Appreciation Value Fund	0.200%	Voluntary
JHF II	2CZS	JHF II Core Bond Fund	0.150%	Voluntary
JHF II	2Y73	JHF II Emerging Leaders	0.250%	Voluntary
JHF II	2Y38	JHF II Emerging Markets Debt Fund	0.150%	Voluntary
JHF II	2DCN	JHF II Emerging Markets Fund	0.250%	Voluntary
JHF II	2CZ0	JHF II Equity-Income Fund	0.200%	Voluntary
JHF II	2DCU	JHF II Floating Rate Income	0.150%	Voluntary
JHF II		JHF II Fundamental Global Franchise Fund	0.250%	Voluntary
JHF II	2Y68	JHF II Fundamental All Cap Core Fund	0.200%	Voluntary
JHF II	2Y69	JHF II Fundamental Large Cap Core Fund	0.200%	Voluntary
JHF II	2Y70	JHF II Fundamental Large Cap Value Fund	0.200%	Voluntary
JHF II	2Y76	JHF II Global Absolute Return Strategies	0.200%	Voluntary
JHF II	2CZ1	JHF II Global Bond Fund	0.150%	Voluntary
JHF II		JHF II Global Equity Fund	0.250%	Voluntary
JHF II	2Y33	JHF II Global Income Fund	0.150%	Voluntary
JHF II	2DBH	JHF II Global Real Estate Fund	0.250%	Voluntary
JHF II	2Y74	JHF II Health Sciences Fund	0.200%	Voluntary
JHF II	2CZ5	JHF II High Yield Fund	0.150%	Voluntary
JHF II		JHF II International Growth Opportunities Fund	0.250%	Voluntary
JHF II	2Y53	JHF II International Growth Stock Fund	0.250%	Voluntary
JHF II	2CZ4	JHF II International Small Cap Fund	0.250%	Voluntary
JHF II	2DBF	JHF II International Small Company Fund	0.250%	Voluntary
JHF II	2CZ8	JHF II International Value Fund	0.250%	Voluntary
JHF II	2CZW	JHF II Investment Quality Bond Fund	0.150%	Voluntary
JHF II	2CVL	JHF II Lifestyle Aggressive Portfolio	0.100%	Voluntary
JHF II	2CVI	JHF II Lifestyle Balanced Portfolio	0.100%	Voluntary
JHF II	2CVG	JHF II Lifestyle Conservative Portfolio	0.100%	Voluntary
JHF II	2CVJ	JHF II Lifestyle Growth Portfolio	0.100%	Voluntary
JHF II	2CVH	JHF II Lifestyle Moderate Portfolio	0.100%	Voluntary
JHF II	2CZ7	JHF II Mid Cap Stock Fund	0.200%	Voluntary
JHF II	2Y16	JHF II Mid Value Fund	0.200%	Voluntary
JHF II	2Y34	JHF II Short Duration Credit Opportunities Fund	0.150%	Voluntary
JHF II	2CZF	JHF II Natural Resources Fund	0.200%	Voluntary
JHF II	2DBJ	JHF II Real Estate Equity Fund	0.200%	Voluntary
JHF II	2CZB	JHF II Real Estate Securities Fund	0.200%	Voluntary
JHF II	2CZE	JHF II Real Return Bond Fund	0.150%	Voluntary

JHF II	2Y72	JHF II Redwood Fund	0.200%	Voluntary
JHF II	2Y34	JHF II Short Duration Credit Opportunities Fund	0.150%	Voluntary
JHF II	2Y14	JHF II Short Term Government Income Fund	0.150%	Voluntary
JHF II	2DCY	JHF II Small Cap Growth Fund	0.200%	Voluntary
JHF II	2CHK	JHF II Small Cap Opportunities Fund	0.200%	Voluntary
JHF II	2Y21	JHF II Small Cap Value Fund	0.200%	Voluntary
JHF II	2DAB	JHF II Small Company Growth Fund	0.200%	Voluntary
JHF II	2CZ6	JHF II Small Company Value Fund	0.200%	Voluntary
JHF II	2DAG	JHF II Spectrum Income Fund	0.150%	Voluntary
JHF II	2K2K	JHF II Strategic Equity Allocation Fund	0.200%	Voluntary
JHF II	2DBP	JHF II Strategic Income Opportunities Fund	0.150%	Voluntary
JHF II	2Y30	JHF II Technical Opportunities Fund	0.200%	Voluntary
JHF II	2CZ9	JHF II Total Return Fund	0.150%	Voluntary
JHF II	2CZU	JHF II U.S. High Yield Bond Fund	0.150%	Voluntary
JHF II	2DAF	JHF II U.S. Equity Fund	0.200%	Voluntary
JHF II		JHF II Science & Technology Fund	0.200%	Voluntary
JHF II	2DBY	JHF II Value Fund	0.200%	Voluntary